Exhibit 10.1



                           8th day of September 2003
                           -------------------------



               Datatec Management Services (Proprietary) Limited

                                      and

                               Westcon Group Inc



                        ------------------------------

                        INTRA-GROUP SERVICES AGREEMENT

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THIS AGREEMENT is made the 8th day of September 2003.

BETWEEN:

(1) Datatec Management Services (Proprietary) Limited (Registration Number 1996/012776/07)) whose registered office is at 8 Harrowdene Office Park, Western Service Road, Woodmead, Sandton, South Africa (the "Supplier"); and

(2) Westcon Group Inc whose principal place of business is at 520 White Plains Road, Tarrytown, New York 10591, United States of America (the "Recipient") (together the "Parties" and each a "Party").

WHEREAS:

(A)  The Supplier and the Recipient are subsidiaries of Datatec Limited.

(B) The Supplier can provide certain services (the "Services") a description of which is set out in Schedule 1 to this Agreement.

(C)  The Recipient requires Services to be provided.

(D) The Supplier has agreed to supply the Services to the Recipient on the terms set out in this Agreement and the Parties have entered into this Agreement to record the allocation of costs and responsibilities between them. The Agreement reflects the understanding between the parties of the arrangements for such services from 1 April 2001 onwards.

(E) The Supplier has entered into substantially similar agreements with other subsidiaries of Datatec Limited.


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IT IS AGREED as follows:

1.   Supply of Services

1.1 The Supplier agrees to supply Services to the Recipient as agreed between the parties from time to time in accordance with the terms of this Agreement and has provided such services to the Recipient since acquisition of the Recipient by the Supplier.

1.2 The Recipient, for its own commercial benefit, desires to avail itself of Services offered by the Supplier.

1.3  The Supplier shall use all reasonable endeavours to provide the Services.

2.   Fees

2.1  The Supplier shall charge a fee in accordance with Schedule 2.

3.   Payment

3.1  The Supplier shall invoice the Recipient every six months.

3.2 The invoice shall set out in reasonable detail the nature of the services actually provided in the period covered.

3.3  Payment shall be in South African Rand ('ZAR').


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4.   Obligations of Supplier and Recipient

4.1 The Supplier undertakes to provide the Services to the best of its ability and further undertakes that any of the Supplier's personnel used to provide the Services shall be competent to provide them.

4.2 The Recipient undertakes to provide all reasonable assistance to the Suppliers personnel to enable them to provide the Services.

5.   Termination

5.1 This Agreement shall continue in force unless terminated by either Party giving to the other not less than one month's notice of termination in writing to expire on the last day of a calendar month.

6.   Governing Law

6.1 This Agreement shall be governed by the laws of South Africa and the Parties hereby irrevocably submit the non-exclusive jurisdiction of the Courts of South Africa.

In witness whereof the Parties have signed this agreement as of the date stated above



The Recipient                               The Supplier



By: /s/ David Pfaff                         By /s/ Alan Marc Smith
   ------------------------------             -------------------------------
   David Pfaff                                Alan Marc Smith
   Director                                   Director
   Datatec Management Services                Westcon Group Inc
     (Proprietary) Ltd


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Schedule 1

The Services

1. The Supplier will make available and supply expertise, advisory services and other resources in the areas set out below, as agreed from time to time with the Recipient:

     a)   Financial Administration

          Advice and assistance on financial practices and procedures.

     b)   Human resources

          Advice and assistance on remuneration and incentives, recruitment and other personnel issues.

     c)   Business Services

          Advice and services in relation to business strategy and developing and protecting the Recipient's commercial interests.

     d)   Marketing and market research

          Marketing support and services with a view to promoting the Recipient's business.


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Schedule 2

Fees

1. Each six monthly invoice will be based on the costs incurred by the Supplier which are attributable to the supply of services under this Agreement together with a profit element of 5% of these costs. In determining the aggregate amount of costs that are subject to allocation under this agreement the Supplier shall determine all direct and indirect costs incurred in rendering the services specified in this agreement to the Recipient, including cost of personnel, travel and equipment, expenses paid to third parties and overhead expenses.

2. The costs referred to in paragraph 1 above shall exclude any expenses relating to the issue of shares and securities by the Supplier or any other member of the Datatec group of companies, the acquisition, holding and disposal of investments by the Supplier or any other member of the Datatec group of companies except the Recipient and its subsidiaries. The costs in 1 above shall also exclude those costs incurred in the performance by the Supplier of services that constitute shareholder services

3. Costs incurred by the Supplier shall fall into two categories, namely, those identified as relating specifically to the supply of services to the Recipient and those which relate to the supply of services to the Recipient together with one or more other members of the Datatec group of companies.

     Costs which relate specifically to the supply of services to the Recipient shall be allocated directly to the Recipient at the end of each half year.

     Costs which relate to the supply of services to the Recipient together with one or more other members of the Datatec group of companies.

     The total costs shall be allocated by reference to the following formula for each half year:


         [                        ]
         |                        |
         |                        |
      R= |  [P x SR] + [P x WR]   |  + Q
         |  |    --|   |    --|   |
         |  [    ST]   [    WT]   |
         |  -------------------   |
         |           2            |


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     where:

     R is a cost attributable to the supply of services under this agreement (in ZAR), exclusive of VAT;

     P is a group of costs sustained by the Supplier (in ZAR) which can be identified as relating to the supply of services to the Recipient together with one or more members of the Datatec group of companies, but excluding the costs incurred in providing payroll administration services to South African Group companies;

     SR is the value (in ZAR) of turnover shown in the management accounts of the Recipient for the half year;

     ST is the total value (in ZAR) of turnover shown in the management accounts of the members of the Datatec group of companies which benefit from the group of costs, (P) for the first quarter;

     WR is the total number of employees (headcount) of the Recipient;

     WT is the total number of employees (headcount) of all the members of the Datatec Group of companies, which benefit from the group of costs (P), for the half year;

     Q is the total value (in ZAR), exclusive of VAT, of costs which relate specifically to the supply of services to the Recipient and not to any other Datatec group member.

     "Turnover" refers to the gross income derived by a company from the sale of products or from rendering services to any person, whether affiliated to the company or not.

4.   The calculation shall be repeated after the end of each half year.

5. On request, the Supplier will provide to the Recipient a statement from its auditors to the effect that the aggregate fee charged for each year has been properly computed in


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     accordance with the principles and method for the time being agreed between the Supplier and the Recipient under the terms of this Agreement.


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